                                                                EXHIBIT 10.9.3

                                                          COMPANY CONFIDENTIAL




                             AMENDMENT NO. 2 TO
                       PHILIP MORRIS SUPPLY AGREEMENT











 CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
    RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS
             AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH
                                 ASTERISKS.

                                                      COMPANY CONFIDENTIAL




                      Amendment No. 2 to the Agreement
                                   between
                         Philip Morris Incorporated
                                     and
                   Schweitzer-Mauduit International, Inc.
                                     for
                             Fine Papers Supply


         This Amendment No. 2, effective December 20, 1996, is by and between Philip Morris Incorporated, a Virginia Corporation doing business as Philip Morris U.S.A. ("Philip Morris"), and Schweitzer-Mauduit International, Inc., a Delaware corporation ("SWM").


                                  RECITALS

         WHEREAS, Kimberly-Clark Corporation ("Kimberly-Clark") and Philip Morris entered into a certain agreement, effective January 1, 1993, for the manufacture and sale by Kimberly-Clark and the purchase by Philip Morris of Fine Papers and entered into Amendment No. 1 to such agreement, effective September 12, 1995 (such agreement, as amended, is hereinafter referred to as the "Supply Agreement");

         WHEREAS, Kimberly-Clark assigned its rights and obligations under the Supply Agreement to SWM, effective as of the close of business on November 30, 1995; and

         WHEREAS, Philip Morris and SWM now desire to amend the Supply Agreement as set forth hereinbelow.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the exchange and sufficiency of which are hereby acknowledged, Philip Morris and SWM agree as follows:

         1. Capitalized terms herein shall have the same meaning as in the Supply Agreement.

         2. The first sentence of Article II.A of the Supply Agreement shall be amended by replacing December 31, 1998 with June 30, 1999. The purpose of this change is to allow the

 CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
    RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS
                    AMENDED. OMITTED INFORMATION HAS BEEN
                          REPLACED WITH ASTERISKS.

                                                          COMPANY CONFIDENTIAL


parties up to six additional months (until June 30, 1997) to reach agreement on changes to the Supply Agreement that will make it acceptable to both for the Supply Agreement to extend beyond the initial term for at least one renewal term.

         3. Article III.F.1 of the Supply Agreement shall be amended in its entirety to read as follows:

                  Following the provision of notice to terminate pursuant to
         Article II.A by either party, Buyer, its Contractors and Converter may purchase up to (1) *** of their collective requirements for each Category of Fine Papers from suppliers other than Seller during the first 12 of the final 24 months of the term, and (2) *** of their collective requirements for each Category of Fine Papers from suppliers other than Seller during the final 12 months of the term.

         4. Article VII.D.1 shall be amended by adding the following new paragraph after the "Percentage Decrease" table: "Notwithstanding the preceding paragraph, for the *** the GSP for each Grade of Fine Paper that is identified in Exhibit A-1 shall be the applicable GSP as indicated in such exhibit. If no GSP for a Grade is indicated on Exhibit A-1, then the GSP for that Grade shall be determined as provided in the preceding paragraph."

         5. Exhibit A-1 hereto, entitled "Guaranteed Selling Price for selected Grades of Fine Papers *** " is hereby incorporated into and made a part of the Supply Agreement as Exhibit A-1 hereto.

         6. All other terms and conditions of the Supply Agreement shall remain unchanged.

         7. The Supply Agreement and this Amendment No. 2 constitute the entire agreement of the parties with respect to their subject matter and supersede any prior or contemporaneous agreements or understandings between Philip Morris and SWM regarding their subject matter.













 CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
    RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS
                    AMENDED. OMITTED INFORMATION HAS BEEN
                          REPLACED WITH ASTERISKS.

                                                          COMPANY CONFIDENTIAL



                                 EXHIBIT A-1

                             GUARANTEED SELLING
                       PRICES OF FLAX CIGARETTE PAPER
                                  GROUP ***


         During the period ***, the Guaranteed Selling Price ("GSP") for each Grade in the Flax Cigarette Paper Group shall be ***, as set forth on Schedule I to this Exhibit A-1.
























 CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
                RULE 24b-2, PROMULGATED UNDER THE SECURITIES
       EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN
                          REPLACED WITH ASTERISKS.

                                                          COMPANY CONFIDENTIAL



         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized representatives effective as of the date first set forth above.


                                 PHILIP MORRIS INCORPORATED

                                 BY       /s/ A.D. LATSHAW
                                          ---------------------
                                 TITLE    Director, Purchasing
                                          ---------------------


                                 SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                 BY       /s/ N. DANIEL WHITFIELD
                                          ---------------------------
                                 TITLE    President - U.S. Operations
                                          ---------------------------















 CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
      RULE 24b-2, PROMULGATED UNDER THE SECURITIES
       EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN
                          REPLACED WITH ASTERISKS.

STRICTLY CONFIDENTIAL                                           Printed: ***
TITLE:  PHILIP MORRIS USA - PRICES BY GRADE
Effective Date: ***                                             PAGE 1 OF 1

File Name:  ***
                 GSP PRICE ADJUSTTMENT OF *** ON EACH GRADE
                     IN THE FLAX CIGARETTE PAPER GROUP.



                                    ****












      CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN
        ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES
       EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN
                          REPLACED WITH ASTERISKS.